Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2021
Summary of Significant Accounting Policies
Schedule of Outstanding Shares of Common Stock Equivalents Excluded From Diluted Net Loss Per Share

	Year Ended December 31,
	2021	2020
Stock options	2,400,315	2,414,303
Common stock warrants	9,305,790	3,075,471
Earnout Shares	22,209,280	—
Earnout Shares from exercised Substitute Options and Substitute Warrants	1,229,925	—